Exhibit 99.1

Form of Voting Agreement

This Voting Agreement (this “Agreement”) is entered into as of February 13, 2013, among QCR Holdings, Inc., a Delaware corporation (“Acquiror”), Community National Bancorporation, an Iowa corporation (“Company”), and those directors and executive officers of Company whose names appear on the signature page of this Agreement and who own or control the voting of any shares of common stock of Company (such shareholders collectively referred to in this Agreement as the “Principal Shareholders,” and individually as a “Principal Shareholder”).

Recitals

A.           As of the date hereof, each Principal Shareholder is the owner or controls the vote of the number of shares of Company’s common stock, no par value per share (“Company Stock”), as is set forth opposite such Principal Shareholder’s name on the signature page attached hereto and such total number of shares represents approximately the percentage of the issued and outstanding shares of Company’s voting stock that is also set forth thereon opposite such Principal Shareholder’s name.

B.           Acquiror is contemplating the acquisition of Company by means of a merger (the “Merger”) of  Company with and into a wholly-owned subsidiary of Acquiror, all pursuant to an Agreement and Plan of Merger dated as of February 13, 2013 (the “Merger Agreement”), among Acquiror, QCR Acquisition, LLC (“Merger Sub”) and Company.

C.           Acquiror and Company are unwilling to expend the substantial time, effort and expense necessary to implement the Merger, including applying for and obtaining necessary approvals of regulatory authorities, unless all of the Principal Shareholders enter into this Agreement.

D.           Each Principal Shareholder believes it is in his or her best interest as well as the best interest of Company for Acquiror and Company to consummate the Merger.

Agreements

In consideration of the foregoing premises, which are incorporated herein by this reference, and the covenants and agreements of the parties herein contained, and as an inducement to Acquiror, Merger Sub and Company to enter into the Merger Agreement and to incur the expenses associated with the Merger, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Definitions; Construction.  All terms that are capitalized and used herein (and are not otherwise specifically defined herein) shall be used in this Agreement as defined in the Merger Agreement.  The parties hereby incorporate by this reference the principles of construction set forth in Section 13.2 of the Merger Agreement.

Section 2. Representations and Warranties.  Each Principal Shareholder represents and warrants that as of the date hereof, he or she:

(a) owns beneficially and of record the number of shares of Company Stock as is set forth opposite such Principal Shareholder’s name on the signature page attached hereto, all of which shares are free and clear of all liens, pledges, security interests, claims, encumbrances, options, voting agreements, proxies, agreements to sell and commitments of every kind (collectively, “Encumbrances”);

(b) has the sole, or joint with any other Principal Shareholder, voting power with respect to such shares of Company Stock, and does not own or hold any rights to acquire any additional shares of Company’s capital stock (by exercise of stock option or otherwise) or any interest therein or any voting rights with respect to any additional shares; and

(c) has all necessary power and authority to enter into this Agreement and further represents and warrants that this Agreement is the legal, valid and binding agreement of such Principal Shareholder, and is enforceable against such Principal Shareholder in accordance with its terms.

Section 3. Voting Agreement.  Each Principal Shareholder hereby agrees that at any meeting of Company’s shareholders however called, and in any action by written consent of Company’s shareholders, such Principal Shareholder shall vote, or cause to be voted, all shares of Company Stock now or at any time hereafter owned or controlled by him or her:

(a) in favor of the Merger and the other Contemplated Transactions as described in the Merger Agreement;

(b) against any acquisition of control of any capital stock of Company or Community National Bank, a nationally-chartered bank with its main office located in Waterloo, Iowa, and a wholly-owned subsidiary of Company (“Company Bank”), through purchase, merger, consolidation or otherwise, or the acquisition by any method of a substantial portion of the assets of Company or Company Bank, in any such case by any party other than Acquiror (an “Acquisition Transaction”);

(c) against any action or agreement that would reasonably be expected to result in a material breach of any covenant, representation or warranty or any other obligation of Company under the Merger Agreement; and

(d) against any action or agreement that would reasonably be expected to impede or interfere with the Contemplated Transactions, including any:  (i) change in Company’s board of directors; (ii) change in Company’s present capitalization; or (iii) other material change in Company’s corporate structure or business, in each such case except as otherwise agreed to in writing by Acquiror.

Section 4. Additional Covenants.  Except as required by law, each Principal Shareholder agrees that he or she will:

(a) not, and will not permit any of his or her Affiliates prior to the Effective Time to, sell, assign, transfer or otherwise dispose of, create an Encumbrance with respect to, or permit to be sold, assigned, transferred or otherwise disposed of, any Company Stock owned of record or beneficially by such Principal Shareholder, whether such shares of Company Stock are owned of record or beneficially by such Principal Shareholder on the date of this Agreement or are subsequently acquired by any method, except:  (i) for transfers by will or by operation of law (in which case this Agreement shall bind the transferee); (ii) with the prior written consent of Acquiror (which consent shall not be unreasonably withheld), for any sales, assignments, transfers or other dispositions necessitated by hardship; or (iii) as Acquiror may otherwise agree in writing;

(b) not, and will not permit any of his or her Affiliates, from the Effective Time for a period of six (6) months to, sell, assign, transfer or otherwise dispose of, or permit to be sold, assigned, transferred or otherwise disposed of, any Acquiror Common Stock acquired in connection with the Merger and owned of record or beneficially by such Principal Shareholder, whether such shares of Acquiror Common Stock are owned of record or beneficially by such Principal Shareholder as of the Effective Time, except:  (i) for transfers by will or by operation of law (in which case this Agreement shall bind the transferee); (ii) with the prior written consent of Acquiror (which consent shall not be unreasonably withheld), for any sales, assignments, transfers or other dispositions necessitated by hardship; or (iii) as Acquiror may otherwise agree in writing;

(c) not, and will not permit any of his or her Affiliates, directly or indirectly (including through its Representatives), to:  (i) initiate, solicit or encourage any discussions, inquiries or proposals with any third party relating to an Acquisition Transaction; or (ii) provide any such person with information or assistance or negotiate with any such person with respect to an Acquisition Transaction or agree to or otherwise assist in the effectuation of any Acquisition Transaction, except as necessary for Company’s board or directors to fulfill its fiduciary duties;

(d) not vote or execute any written consent to rescind or amend in any manner any prior vote or written consent to approve or adopt the Merger Agreement or any of the other Contemplated Transactions;

(e) at Acquiror’s request, use his or her best efforts to cause any necessary meeting of Company’s shareholders to be duly called and held, or any necessary consent of shareholders to be obtained, for the purpose of approving or adopting the Merger Agreement and the other Contemplated Transactions;

(f) cause any of his or her Affiliates to cooperate fully with Acquiror in connection with the Merger Agreement and the Contemplated Transactions; and

(g) execute and deliver such additional instruments and documents and take such further action as may be reasonably necessary to effectuate and comply with his or her respective obligations under this Agreement.

Section 5. Termination.  Notwithstanding any other provision of this Agreement, this Agreement shall automatically terminate on the earlier of:  (i) the date of termination of the Merger Agreement as set forth in Article 11 thereof, as such termination provisions may be amended by Acquiror, Merger Sub and Company from time to time; or (ii) the Effective Time.

Section 6. Amendment and Modification.  This Agreement may be amended, modified or supplemented at any time by the written approval of such amendment, modification or supplement by Company, Acquiror and all of the Principal Shareholders.

Section 7. Entire Agreement.  This Agreement evidences the entire agreement among the parties hereto with respect to the matters provided for herein and there are no agreements, representations or warranties with respect to the matters provided for herein other than those set forth herein and in the Merger Agreement and written agreements related thereto.  Except for the Merger Agreement, this Agreement supersedes any agreements among any of Company, its shareholders, Merger Sub or Acquiror concerning the acquisition, disposition or control of any Company Stock.

Section 8. Absence of Control.  Subject to any specific provisions of this Agreement, it is the intent of the parties to this Agreement that Acquiror by reason of this Agreement shall not be deemed (until consummation of the Contemplated Transactions) to control, directly or indirectly, Company and shall not exercise, or be deemed to exercise, directly or indirectly, a controlling influence over the management or policies of Company.

Section 9. Informed Action.  Each Principal Shareholder acknowledges that he or she has had an opportunity to be advised by counsel of his or her choosing with regard to this Agreement and the transactions and consequences contemplated hereby.  Each Principal Shareholder further acknowledges that he or she has received a copy of the Merger Agreement and is familiar with its terms.

Section 10. Severability.  The parties agree that if any provision of this Agreement shall under any circumstances be deemed invalid or inoperative, this Agreement shall be construed with the invalid or inoperative provisions deleted and the rights and obligations of the parties shall be construed and enforced accordingly.

Section 11. Counterparts; Facsimile/PDF Signatures.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may be executed and accepted by facsimile or portable data file (pdf) signature and any such signature shall be of the same force and effect as an original signature.

Section 12. Governing Law.  All questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by the internal laws of the State of Delaware applicable to agreements made and wholly to be performed in such state without regard to conflicts of laws.

Section 13. Successors; Assignment.  This Agreement shall be binding upon and inure to the benefit of Company and Acquiror, and their successors and permitted assigns, and the Principal Shareholders and their respective spouses, executors, personal representatives, administrators, heirs, legatees, guardians and other legal representatives.  This Agreement shall survive the death or incapacity of any Principal Shareholder.  This Agreement may be assigned only by Acquiror, and then only to an Affiliate of Acquiror.

Section 14. Directors’ Duties.  The parties hereto acknowledge that each Principal Shareholder is entering into this agreement solely in his or her capacity as a shareholder of Company and, notwithstanding anything to the contrary in this Agreement, nothing in this Agreement is intended or shall be construed to require any Principal Shareholder, in his or her capacity as a director of Company, to act or fail to act in accordance with his or her fiduciary duties in such director capacity.  Furthermore, no Principal Shareholder makes any agreement or understanding herein in his or her capacity as a director of Company.  For the avoidance of doubt, nothing in this Section shall in any way limit, modify or abrogate any of the obligations of the Principal Shareholders hereunder to vote the shares owned by him or her in accordance with the terms of the Agreement and not to transfer any shares except as permitted by this Agreement.

Section 15. WAIVER OF JURY TRIAL.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY OR DISPUTE THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE CONTEMPLATED TRANSACTIONS.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT:  (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS OF THIS SECTION.

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In Witness Whereof, the parties hereto have executed this Agreement individually, or have caused this Agreement to be executed by their respective officers, on the day and year first written above.

QCR Holdings, Inc.		Community National Bancorporation

By:		By:
	Name:		Name:
	Title:		Title:

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Principal Shareholders	Shares Owned	Percentage Ownership

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